UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2006

TELEGEN CORPORATION
(Exact Name of small business issuer as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-21864	84-0672714
(Commissioner File Number)	(IRS Employer Identification No.)

1840 GATEWAY DRIVE, SUITE 200, SAN MATEO, CALIFORNIA 94404
(Address of principal executive offices)

(650) 292-9658

(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Effective December 7, 2006, Telegen Corporation, a California corporation (the “Company”), dismissed Singer, Lewak, Greenbaum & Goldstein, LLP (“SLGG”) as its independent registered public accounting firm. The decision to dismiss SLGG was approved by the Company’s Board of Directors which presently serves as the Audit Committee.

SLGG’s audit report on the Company’s consolidated financial statements for fiscal years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; however, it contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period through the date of SLGG’s dismissal on December 7, 2006 there were no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of SLGG, would have caused SLGG to make reference to the subject matter of such disagreements in connection with its opinions. In addition, no reportable events, as defined in Item 304(a)(1)(iv) of Regulation S-B, occurred during the Company’s fiscal years ended December 31, 2005 and 2004 and the subsequent interim period through the date of SLGG’s dismissal.

The Company provided SLGG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that SLGG furnish a letter addressed to the SEC stating whether or not SLGG agrees with the statements in this Item 4.01(a). A copy of the letter, dated December 7, 2006, from SLGG is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Effective December 7, 2006, the Company engaged Peterson Sullivan PLLC (“PS”) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2006. The Board of Directors, which presently serves as the Audit Committee approved the engagement of PS after conducting a review of candidate accounting firms and made the decision to engage PS to review the interim periods ended March 31, 2006, June 30, 2006 and September 30, 2006 as well as to audit the Company’s financial statements for the year ending December 31, 2006.

During the two most recent fiscal years and the interim period through the date of engagement of PS, the Company has not consulted with PS regarding any matter or event.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Singer, Lewak, Greenbaum & Goldstein, LLP dated December 7, 2006 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEGEN CORPORATION , a California corporation

Date: December 7, 2006	By:	/s/ Matthew DeVries
Matthew DeVries Chief Financial Officer